October 5, 2026

BLUEPRINT ADAPTIVE GROWTH ALLOCATION FUND

Institutional Class: (BLUIX)

A Series of Ultimus Managers Trust

Supplement to Prospectus

dated June 28, 2026, as supplemented

This supplement updates certain information in the Prospectus of the Blueprint Adaptive Growth Allocation Fund (the “Fund”), a series of the Ultimus Managers Trust. For more information or to obtain a copy of the Fund’s Prospectus, free of charge, please visit the Fund’s website at www.blueprintmutualfunds.com or call the Fund toll free at 1-866-983-4525.

The following paragraph replaces, in its entirety, the first paragraph in the section entitled “Fund Management – The Sub-Adviser” on page 27 of the Prospectus:

The Sub-Adviser

Blueprint Investment Partners, LLC, located at 1250 Revolution Mill Drive, Suite 150, Greensboro, North Carolina 27405, was founded in 2013, and serves as the Fund’s sub-adviser. Pursuant to the Sub-Advisory Agreement, the Sub-Adviser provides the Fund with a continuous program of investing the Fund’s assets and determining the composition of the Fund’s portfolio. The Sub-Adviser provides portfolio management services to registered investment companies, institutional clients and other investment advisers.

Investors Should Retain this Supplement for Future Reference.